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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 1, 2004
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                Date of Report (Date of earliest event reported)


                                 ORAGENICS, INC.
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             (Exact name of registrant as specified in its charter)


           FLORIDA                  000-50614                59-3410522
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)          Identification No.)


                              12085 RESEARCH DRIVE
                             ALACHUA, FLORIDA 32615

           (Address of principal executive offices including zip code)


                                 (386) 418-4018

               Registrant's telephone number, including area code



                                      NONE
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         (Former name or former address, if changed since last report.)



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ITEM 7.01 REGULATION FD DISCLOSURE

         In connection with the raising of additional capital, as described in the press release attached hereto as Exhibit 99.1, the company prepared a Financial Summary, including estimates for 2004 - 2006 which are included as
Exhibit 99.2 to this filing. The Company undertakes no obligation to publicly update or revise this Financial Summary in the future.

ITEM 8.01 OTHER EVENTS

         Oragenics, Inc.issued the press release attached hereto as Exhibit 99.1 announcing that it closed on a private placement of equity securities for proceeds totaling $687,500.


ITEM 9.01 FINANCIAL INFORMATION AND EXHIBITS

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          EXHIBIT NO.          DESCRIPTION
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          99.1                 Press Release
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          99.2                 Financial Summary Table
          -------------------- ---------------------------------------------


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                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 30th day of November, 2004.

                                ORAGENICS, INC.
                                (REGISTRANT)

                                BY: /s/ Mento A. Soponis
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                                    Mento A. Soponis
                                    President and Chief Executive Officer